EXHIBIT 10.3


                      CHANGE IN CONTROL SEVERANCE AGREEMENT

      This Change in Control Severance Agreement (as modified, amended or restated from time to time in the manner provided herein, this "Agreement") is by and between the undersigned individual employee (the "Employee") and SPAR
Group, Inc. (the "Company"). The Employee and the Company may be referred to individually as a "Party" and collectively as the "Parties".

      In consideration of past, present and future employment by the Company, the mutual covenants below and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the Employee and Company hereby agree as follows:

      Section 1. Introduction. The Employee is an officer of the Company or one of the SPAR Affiliates (as hereinafter defined). The Employee and the Company have entered into this Agreement in order to provide severance payments from the Company to the Employee under certain circumstances if, pending or following a Change in Control, the Employee leaves for Good Reason or is terminated other than in a Termination For Cause (as such terms are hereinafter defined). However, this Agreement is not intended, and shall not be deemed or construed, to create any employment term or period, and except as otherwise provided in any other written agreement with the Employee, the Employee acknowledges and agrees that the Employee's employment is "at will" and modifiable from time to time and terminable at any time, for any reason or no reason, and without notice or benefit of any kind.

      Section 2. Certain Definitions. Definitions shall be applicable equally to the singular and plural forms of the terms defined, each use of a neuter, masculine, feminine or plural pronoun shall be deemed to refer to the form of pronoun appropriate to the circumstance, and each other reference to or by gender shall include reference to each other or neuter gender appropriate to the circumstance, in each case as the context may permit or require. As used in this Agreement, the following capitalized terms and non-capitalized words and phrases shall have the meanings respectively assigned to them:

      (a) "Authorized Representative" shall mean, for the Company or any SPAR Affiliate for whom the Employee works, any of (i) the Board, (ii) the Chairman,
(iii) any other executive officer of the Company or applicable SPAR Affiliate who directly or indirectly supervises or is responsible for the Employee or (iv) any other Representative of the Company or applicable SPAR Affiliate who directly or indirectly supervises or is responsible for the Employee and is authorized to do so by the Board, the Chairman or any such executive officer, in each case other than the Employee.

      (b) "Beneficial Owner" shall mean any person who beneficially owns (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act), securities issued by the referenced corporation or other entity, whether directly or indirectly, and whether individually, jointly with any other person(s) or otherwise.

      (c) "Board" shall mean the Board of Directors of the Company or (except for purposes of a Change in Control) the applicable SPAR Affiliate.

      (d) "Chairman" shall mean the Chairman of the Company or applicable SPAR Affiliate.

      (e) "Change in Control" shall mean any of the following:

(i) when any "person" or "group" (as contemplated in Sections 3(a)(9) and 13(d)(3), respectively, of the Securities Exchange Act), becomes a Beneficial Owner of a Majority of Voting Securities issued by the Company, in each case other than any acquisition of Company Securities (A) in any transaction covered by or exempted under clause (iii) of this definition,
      (B) by the Employee or any group of which the Employee voluntarily is a member, (C) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any SPAR Affiliate or (D) by any corporation or other entity if, immediately following such acquisition, the Beneficial Owners of a Majority of Voting Securities of the acquirer (or its ultimate parent) outstanding immediately after such event are either (1) the persons who were the Beneficial Owners of all or substantially all of the voting Company Securities immediately prior to such acquisition and in substantially the same proportions as their ownership immediately prior to such event, or (2) by Robert G. Brown and/or William H. Bartels;

(ii) when individuals who are members of the Board as of the date hereof or who are added as hereinafter provided (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the then Incumbent Board shall thereafter be added (for the purposes hereof) as a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation of proxies or consents not by or on behalf of at least a majority of the then Incumbent Board;

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(iii) any  reorganization,  merger or consolidation of the Company or any of its subsidiaries, in each case other than (A) any merger of any SPAR Affiliate (other than the Company) into the Company or any of its subsidiaries as the surviving entity, or (B) one in which all or substantially all of the Beneficial Owners' of the voting Company Securities immediately prior to such event are, immediately following such event, Beneficial Owners of a Majority of Voting Securities of either the Company or the surviving entity of a merger with the Company (or its ultimate parent), as the case may be, outstanding immediately after such event and in substantially the same proportions as their ownership immediately prior to such event;

(iv) the approval by the Company's Board or stockholders of a plan of complete liquidation of the Company; or

(v) any sale or other disposition by the Company of all or substantially all of its assets , in each case other than (A) any assignment or pledge of all or substantially all of the respective assets and properties of the Company and its subsidiaries to one or more lenders as security for their respective credit, indebtedness and guaranties, (B) any acquisition by the Company or any of its subsidiaries of the assets of any SPAR Affiliate (whether by assignment, merger, liquidation or otherwise), or (C) any transaction in which all or substantially all of the Beneficial Owners' of the voting Company Securities immediately prior to such event are, immediately following such event, Beneficial Owners of a Majority of Voting Securities of both the Company and the acquiring entity (or its ultimate parent) outstanding immediately after such event and in substantially the same proportions as their ownership immediately prior to such event;

provided however that it shall not constitute a Change in Control if and for so long as Robert G. Brown retains effective control of the Company and shall continue to be the chairman or the chief (or most senior, however designated) executive officer of the Company.

      (f) "Company Securities" shall mean any securities issued by the Company, whether acquired directly from the Company, in the marketplace or otherwise.

      (g) "Good Reason" shall mean the occurrence of any of the following events:

(i) the failure to elect or appoint, or re-elect or re-appoint, the Employee to, or removal or attempted removal of the Employee from, his position positions with the Company or applicable SPAR Affiliate (except in connection with the proper termination of the Employee's employment by the Company by reason of death, disability or Termination For Cause);

(ii) the assignment to the Employee of any duties inconsistent with the status of the Employee's office and/or position with the Company;

(iii) any adverse change in the Employee's title or in the nature or scope of the Employee's authorities, powers, functions or duties of the position(s) with the Company or applicable SPAR Affiliate;

(iv) the willful delay by the Company or applicable SPAR Affiliate for more than ten (10) business days in the payment to the Employee, when due, of any part of his or her compensation;

(v)   a  reduction  in  the  Employee's   salary  or  benefits   (other  than  a
      discretionary bonus);

(vi) a failure by the Company to obtain the assumption of, and agreement to perform, this Agreement by any successor to the Company; or

(vii) a change in the location at which substantially all of the Employee's duties with the Company are to be performed from the county and state in which the Employee is currently performing substantially all of his or her duties (excluding those duties performed at home or on the road.

      (h) "Majority of Voting Securities" shall mean securities of the referenced person representing more than fifty percent (50%) of the combined voting power of the referenced person's then outstanding securities having the right to vote generally in the election of directors, managers or the equivalent.

      (i) "Representative" shall mean any subsidiary or other affiliate of the referenced person or any shareholder, partner, equity holder, member, director, officer, manager, employee, consultant, agent, attorney, accountant, financial advisor or other representative of the referenced person or of any of its subsidiaries or other affiliates, in each case other than the Employee.

      (j) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any corresponding or succeeding provisions of any applicable law (including those of any state or foreign jurisdiction), and the rules and regulations promulgated thereunder, in each case as the same may have been and hereafter may be adopted, supplemented, modified, amended, restated or replaced from time to time.

      (k) "SPAR Affiliate" shall mean and currently includes (without limitation) each of the Company's direct and indirect subsidiaries (including, without limitation, SPAR Acquisition, Inc., SPAR Marketing, Inc., SPAR/Burgoyne Retail Services, Inc., SPAR, Inc., SPAR Marketing Force, Inc., SPAR Trademarks, Inc., SPAR Group International, Inc., SPAR/PIA Retail Services, Inc., SPAR Technology Group, Inc., SPAR All Store Marketing Services, Inc., SPAR Canada, Inc., SPAR Canada Company, Retail Resources, Inc., Pivotal Field Services, Inc., PIA Merchandising Co., Inc., Pacific Indoor Display Co. d/b/a Retail Resources, Pivotal Sales Company, and PIA Merchandising Ltd.), the Company's affiliates (including, without limitation, SPAR Marketing Services Inc., SPAR Management Services, Inc., and SPAR InfoTech, Inc.), and each other entity under the control of or common control with any of the foregoing entities, in each case whether now existing or hereafter acquired, organized or existing.

      (l) "SPAR Group" shall mean the Company and all of the SPAR Affiliates.

      (m) "Termination For Cause" shall mean any termination of the Employee for any of the following reasons: (i) the Employee's willful, negligent or repeated breach of, or the Employee's willful, negligent or repeated nonperformance, misperformance or dereliction of any of his or her duties and responsibilities under, (A) any employment agreement or confidentiality agreement with the Company or any Spar Affiliate, (B) the directives of the Board or any Authorized Representative, or (C) the Company's policies and procedures governing his or her employment; (ii) the gross or repeated disparagement by the Employee of the business or affairs of the Company, any SPAR Affiliate or any of their Representatives that in the reasonable judgment of the Company or SGRP has adversely affected or would be reasonably likely to adversely affect the operations or reputation of any such person; (iii) any resume, application, report or other information furnished to the Company or any SPAR Affiliate by or on behalf of the Employee shall be in any material respect untrue, incomplete or otherwise misleading when made or deemed made; (iv) the Employee is indicted for, charged with, admits or confesses to, pleads guilty or no contest to, adversely settles respecting or is convicted of (A) any willful dishonesty or fraud (whether or not related to the Company or any SPAR Affiliate), (B) any theft or embezzlement by the Employee of any asset or property of the Company, any SPAR Affiliate or any of their respective Representatives, customers or vendors, (C) any other misdemeanor involving moral turpitude, or (D) any other felony; (vi) alcohol or drug abuse by the Employee; or (v) any other event or circumstance that constitutes cause for termination of an employee under applicable law and is not described in another clause of this subsection.

      Section 3. Severance. (a) Lump Sum Payment. If the Employee's employment with the Company or applicable SPAR affiliate (or their respective successors in any Change in Control, as applicable) shall be terminated pending or within the twenty-four-month period following any Change in Control by (i) the Company for any reason other than the Employee's death or permanent disability or a Termination For Cause, or (ii) by the Employee for Good Reason (either of which will be referred to as a "Severance Termination"), then the Company shall promptly (but not later than the tenth business day following such Severance Termination) pay (or cause the applicable SPAR Affiliate to promptly pay) to the Employee severance pay (in a lump sum) in an amount equal to the sum of:

(i) the Employee's annual salary rate in effect immediately prior to his cessation of such employment (or, if greater, at the highest annual salary rate in effect at any time during the one-year period preceding the date of such termination), times a multiple (calculated to two decimal places) equal to the remainder of (i) 24 months (i.e., the number of months in the period referred to in the introduction to this subsection Section 3(a)), minus (ii) the number of months (to two decimal places, but not less than zero) by which the Severance Termination date followed the effective date of the Change in Control; and

(ii) the maximum bonus that would have been paid or payable to the Employee under the Company's bonus proposal to the Employee for the full year of the Severance Termination as if all performance criteria had been fully satisfied, but in any event not to exceed twenty-five percent (25%) of the Employee's annual salary rate referred to above.

      (b) Vacation Days. In addition and in any event, promptly (but not later than the tenth business day) following the date of any termination or resignation pending or following a Change in Control, the Company shall pay (or cause the applicable SPAR Affiliate to pay) to the Employee an amount equal to his or her accrued and unused vacation days, computed at the Employee's annual salary rate in effect immediately prior to his cessation of such employment (or, if greater, at the highest annual salary rate in effect at any time during the one-year period preceding the date of such termination) and in accordance with the applicable policy of the Company (or if changed pending or following a Change in Control, in accordance with the immediately preceding applicable policy of the Company).

      (c) Insurance. In addition, during the two-year period following the effective date of any Change in Control, the Employee and his dependents shall continue to receive the insurance benefits received during the preceding year as well as any additional insurance benefits as may be provided to executive officers or their dependents during such period in accordance with the Company's policies and practices. The Employee's required co-payments shall not exceed those payable by the other executive officers of the SPAR Group.

      (d) Stock Options. Each stock option granted to the Employee that has not, by its express terms, vested shall be deemed to have vested on the date of any Severance Termination, and shall thereafter be exercisable for the maximum period of time allowed for exercise thereof under the terms of such option, assuming that the Employee's employment with the Company had been terminated by the Company other than Termination For Cause or by the Employee for Good Reason. An election by the Employee to terminate his or her employment for Good Reason pending or following a Change in Control shall not otherwise be deemed a voluntary termination of employment of the Employee for the purpose of interpreting the provisions of any of the Company's employee benefit plans, programs, or policies.

      (e) 401k. The Employee shall be entitled to a 401k matching contribution for the year of his Severance Termination, which the Company shall pay into the Employee's 401k (or deliver to the Employee for deposit into any rollover account respecting such 401k) at the same time for such year as matching contributions are made to the 401k plans of other executive officers.

      (f) Illness not affecting Good Reason. The Employee's right to terminate his employment for Good Reason pending or following a Change in Control shall not be affected by his illness or incapacity, whether physical or mental, unless the Company shall at the time be entitled to terminate his or her employment by reason thereof.

      (g)  Parachute  Payments.  Notwithstanding  any  other  provision  of this
Section 3, if it is determined that part or all of the compensation or benefits to be paid to the Employee under this Agreement in connection with the Employee's Severance Termination , or under any other plan, arrangement or agreement, constitutes a "parachute payment" under section 280G(b)(2) of the
Internal Revenue Code of 1986, as amended, then the amount constituting a parachute payment that would otherwise be payable to or for the benefit of the Employee first shall be deferred (to the greatest extent permitted by such applicable law), and to the extent not so deferred, shall be reduced (if required under such applicable law), but only to the extent necessary, so that such amount would not constitute a parachute payment. Any determination that a payment constitutes a parachute payment shall be made as promptly as practicable following the Employee's termination of employment (but not later than the date payment is required under subsection (a) of this Section) by the independent public accountants that audited the Company's financial statements for the fiscal year preceding the year in which the Employee's employment was terminated, whose determination shall be final and binding in all cases. Unless the Employee is given notice that a payment (or payments) will constitute a parachute payment prior to the earlier of (1) receipt of such payments or (2) the tenth business day following his or her Severance Termination, no payment (or payments) shall be deemed to constitute a parachute payment. If the determination made pursuant to this subsection would result in a deferral (to the greatest extent permitted under such applicable law) and to the extent not so deferred, a reduction (to the minimum extent required by such applicable law) of the payments that would otherwise be paid to the Employee, the Employee may elect, in his sole discretion, which and how much of any particular entitlement shall be so deferred or reduced (giving effect to any payments and benefits that may have been received prior to such termination) and shall advise the Company in writing of his election within 10 days of the determination of the deferral or reduction in payments. If no such election is made by the Employee within such 10-day period, the Company shall determine which and how much of any entitlement shall be deferred (to the greatest extent permitted under such applicable law) and, to the extent not so deferred, reduced (to the extent required under such applicable law) and shall notify the Employee promptly of such determination. The Company shall (or shall cause the applicable SPAR Affiliate to) pay to, or distribute to or for the benefit of, the Employee such amounts as are then due to the Employee under this Agreement and shall timely pay to, or distribute to or for the benefit of, the Employee in the future such amounts as become due to the Employee under this Agreement.

      (h) Extension of Benefits: Any extension of benefits following a Severance Termination shall be deemed to be in addition to, and not in lieu of, any period for benefits continuation provided for by applicable law at the Company's, the Employee's or his dependents' expense, as applicable.

      (i) Temporary Suspension of Section's Benefits. Notwithstanding any other provision of this Section 3, in the event that the Employee's Termination For Cause pending or following a Change in Control is solely based on the Employee having been indicted for or charged with any one or more of the deeds described in clause (iv) of the definition of Termination For Cause, the benefits of this
Section 3 (other than those under subsections (b), (c) and (h) hereof respecting vacation pay, insurance and the like) shall be temporarily withheld until such time as either:

(i) the first to occur of (A) the final determination by an appropriate authority (including an arbitrator) that the Employee is not guilty or is acquitted of such deed(s), (B) the Company's written acknowledgement that the Employee is not guilty or acquitted of such deed(s) or the substantive equivalent or any settlement with the Employee to any such effect, or (C) the passage of twelve months following such termination without the good faith prosecution (criminal or civil) of the Employee for or arbitration of such deed(s), in any which case the termination shall be deemed a Severance

      Termination and the Employee shall be entitled at such time to (x) all the benefits of this Section 3 as of such first to occur date, plus (y) the Employee's salary and maximum bonuses for the period from termination through the date severance is actually paid under subsection (a) of this
      Section 3 (the "Resolution Period"), plus (z) an extension of the Employees benefit periods under subsections (c) and (h) of this Section 3 and stock option exercise period(s) under subsection (d) of this Section 3 equal to the length of the Resolution Period; or

(ii) the Employee admits or confesses to, pleads guilty or no contest to, adversely settles respecting or is convicted of such deed(s), in any which case the Employee shall not be entitled to any of the benefits of this
      Section 3, any salary or bonus pending such resolution, or any of the benefits of subsection (b) hereof.

      (j) Employee's Estate. In the event the Employee shall die after a Severance Termination (including, without limitation, during the Resolution Period), this Agreement and the benefits of this Section 3 shall inure to the benefits of the estate, heirs and legal representatives of the deceased Employee in accordance with his or her will or applicable law, as the case may be.

      Section 4. Waivers of Notice, Etc. Each Party hereby absolutely, unconditionally, irrevocably and expressly waives forever each and all of the following: (a) acceptance and notice of any acceptance of this Agreement; (b) notice of any action taken or omitted in reliance hereon; (c) notice of any nonpayment or other event that constitutes, or with the giving of notice or the passage of time (or both) would constitute, any nonpayment, nonperformance, misrepresentation or other breach or default under this Agreement; (d) notice of any material and adverse effect, whether individually or in the aggregate, upon the assets, business, cash flow, expenses, income, liabilities, operations, properties, prospects, reputation or condition (financial or otherwise) of a Party, its Representative or any other person,; and (e) any other proof, notice or demand of any kind whatsoever with respect to any or all of a Party's obligations or promptness in making any claim or demand under this Agreement.

      Section 5. Consent to Exclusive New York Jurisdiction and Venue, Waiver of Personal Service, Etc. Each Party hereby consents and agrees that the Supreme Court of the State of New York for the County of Westchester and the United States District Court for the Southern District of New York each shall have exclusive personal jurisdiction and proper venue with respect to any claim or dispute under this Agreement between the Employee and the Company or SPAR Affiliate or any other aspect of their employment relationship; In any such claim or dispute between the Employee and the Company or any SPAR Affiliate, no Party will raise, and each Party hereby absolutely, unconditionally, irrevocably, expressly and forever waives, any objection or defense to any such jurisdiction as an inconvenient forum. Each Party hereby absolutely, unconditionally, irrevocably, expressly and forever waives personal service of any summons, complaint or other process on such Party or any authorized agent for service of such Party in any claim or dispute under this Agreement (irrespective of whether more parties may be involved). Each Party each hereby acknowledges and agrees with the other Party that service of process may be made in any such claim or dispute under this Agreement upon such Party by (i) delivery pursuant to Section 7 hereof or (ii) any manner of service available under the applicable law at address referenced in Section 7 hereof.

      Section 6. Arbitration. (a) Arbitration Generally. Except as otherwise provided in this Section, any unresolved dispute or controversy with respect to this Agreement shall be settled exclusively by arbitration conducted by the American Arbitration Association (including any successor body of similar function, "AAA") in accordance with the AAA's Commercial Arbitration Rules then in effect ("AAA Rules") and held in Westchester County, New York. In any arbitration, no Party will raise, and each Party hereby expressly and irrevocably waives, any objection or defense to such location as an inconvenient forum. To commence an arbitration, the aggrieved Party shall submit an arbitration notice (including a copy of this Agreement and a reasonable description of its claims) to the AAA at its headquarters in New York, New York, and request a list of qualified arbitrators. The Parties agree that each arbitrator must have significant experience and knowledge in the applicable field of endeavor and (to the extent applicable) in the accounting field and GAAP.

      (b) Arbitrator Selection. Unless the Parties agree in writing to a single arbitrator prior to selection and a mechanism for his or her selection, three arbitrators shall be chosen by the Parties from the list submitted by the AAA within ten business days of receiving such list (or any subsequent list if applicable). Either Party may object to any proposed arbitrator that does not reasonably appear to have the required experience and knowledge or does not reasonably appear to be a disinterested, unrelated third party. If the Parties cannot agree on the three arbitrators, each Party shall select a single disinterested arbitrator from the AAA's list with such qualifications and the two arbitrators so selected by the Parties shall select the third arbitrator with such qualifications in accordance with the AAA Rules. The arbitration shall begin within 30 business days of such appointment unless another date and/or place is otherwise agreed upon in writing by the Parties.

      (c) Arbitrator's Limited Authority. The arbitrator(s) shall not have the authority to add to, detract from, or modify any provision of this Agreement. The Parties hereby instruct and direct the arbitrator to determine each claim or severable part thereof in accordance with the terms and provisions of this Agreement, and the arbitrator(s) shall not "split the difference" or employ other equitable principles of allocation. Discovery will be strictly limited to documents of the parties specifically applicable to the claims, excluding, however, those items protected by attorney/client, accountant or other professional or work product privilege (which the parties hereby agree have not been waived by the Parties hereto or other applicable Persons). No depositions, interrogatories or other prescreening of a Party or its Representatives or expert witnesses will be permitted. No punitive, consequential or similar damages shall be awarded by the arbitrator(s).

      (d) Arbitrator's Decision. The arbitrator(s) shall render a decision and award within sixty (60) days after the commencement of the arbitration. Such decision and award shall be in writing, shall be delivered to each Party and shall be conclusive and binding on the Parties. Judgment on such decision and award may be entered in any court of competent jurisdiction.

      (e) Arbitrator's Fees and Expenses. Except as otherwise provided in this Agreement, each Party shall pay (i) the fees and disbursements of its own attorneys and the expenses of its proof, and (ii) half of the fees and expenses of the AAA and the arbitrator(s), in each case irrespective of outcome.

      Section 7. Notice. Any notice, request, demand, service of process or other communication permitted or required to be given to a Party under this Agreement shall be in writing and shall be sent to the applicable Party at the address set forth on the signature page below (or at such other address as shall be designated by notice to the other Party and Persons receiving copies), effective upon actual receipt (or refusal to accept delivery) by the addressee on any business day during normal business hours or the first business day following receipt after the close of normal business hours or on any non-business day, by (a) FedEx (or other equivalent national or international overnight courier) or United States Express Mail, (b) certified, registered, priority or express United States mail, return receipt requested, (c) telecopy, or (d) messenger, by hand or any other means of actual delivery. The Employee also may use and rely on the accuracy of the address of the Company designated as its executive office in its most recent filing under the Securities Exchange Act. The Parties acknowledge and agree that such actual receipt will be presumed with, among other things, evidence of the signature by a Representative of, or adult in the same household as, the receiving Party on a return receipt, courier manifest or other courier's acknowledgment of delivery or receipt.

      Section 8. Interpretation, Headings, Severability, Reformation, Etc. The Parties agree that the provisions of this Agreement have been negotiated, shall be construed fairly as to all Parties, and shall not be construed in favor of or against any Party. The section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. The term "including" shall mean "including (without limitation)", whether or not so stated. The terms "including", "including, but not limited to", "including (without limitation)" and similar phrases (i) mean that the items specifically listed after such term are examples of the provision preceding such term and are not intended to be all inclusive, (ii) shall not in any way limit (or be deemed or construed to limit) the generality of the provision preceding such term, and (iii) shall not in any way preclude (or be deemed or construed to preclude) any other applicable item encompassed by the general provision preceding such term. In the event that any provision of this Agreement shall be determined to be superseded, invalid, illegal or unenforceable pursuant to applicable law by a governmental authority, that
determination   shall  not  impair  or  affect   the   validity,   legality   or
enforceability (a) by that authority of the remaining provisions of this Agreement, which shall be enforced as if the unenforceable provision were deleted or reduced or (b) by any other authority of any of the provisions of this Agreement. If any provision of this Agreement is held to be unenforceable because of the scope or duration of any such provision, the Parties agree that any court making such determination shall have the power, and is hereby requested by the Parties, to reduce the scope or duration of such provision to the maximum permissible under applicable law so that said provision shall be enforceable in such reduced form.

      Section 9. Successors and Assigns; Assignment; Intended Beneficiaries. Whenever in this Agreement reference is made to any person, such reference shall be deemed to include the successors, assigns, and legal Representatives of such person, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of the Employee in this Agreement shall inure to the benefit of the successors and assigns of the Company and the SPAR Affiliates; provided, however, that nothing herein shall be deemed to authorize or permit the Employee to assign any rights or obligations under this Agreement to any other person, and the Employee agrees to not make any such assignment. Without limiting the generality of the foregoing, the Employee acknowledges and agrees that the Company may pledge this Agreement and all rights and interest arising hereunder to one or more lender(s), such lender(s) shall be entitled upon default to enforce any and all of the rights, powers, privileges, remedies and interests of the Company as so assigned in accordance with the this Agreement, the applicable loan documents and applicable law, and such lender(s) shall not be responsible or liable for any of the acts, omissions, duties, liabilities or obligations of the Company hereunder or otherwise. The representations, agreements and other terms and provisions of this Agreement are for the exclusive benefit of the Parties hereto and the SPAR Affiliates, and, except as otherwise expressly provided herein, no other person shall have any right or claim against any Party by reason of any of those provisions or be entitled to enforce any of those provisions against any Party. The provisions of this Agreement are expressly intended to benefit each of the members of the SPAR Group, who may enforce any such provisions directly, irrespective of whether the Company participates in such enforcement. However, no SPAR Affiliate shall have, or shall be deemed or construed to have, any obligation or liability to the Employee under this Agreement or otherwise.

      Section 10. Survival of Agreements, Etc. Each of the representations and warranties (as of the date(s) made or deemed made), covenants, waivers, releases and other agreements and obligations of each Party contained in this Agreement:
(a) shall be absolute, irrevocable and unconditional, irrespective of (among other things) (i) the validity, legality, binding effect or enforceability of any of the other terms and provisions of this Agreement or any other agreement (if any) between the Parties, or (ii) any other act, circumstance or other event described in this Section; (b) shall survive and remain and continue in full force and effect in accordance with their respective terms and provisions following and without regard to (i) the execution and delivery of this Agreement and each other agreement (if any) between the Parties and the performance of any obligation of such Party hereunder or thereunder, (ii) any waiver, modification, amendment or restatement of any other term or provision of this Agreement or any other agreement (if any) between the Parties (except as and to the extent expressly modified by the terms and provisions of any such waiver, modification, amendment or restatement), (iii) any full, partial or non-exercise of any of the rights, powers, privileges, remedies and interests of a Party or any SPAR Affiliate under this Agreement, any other agreement (if any) between the Parties or applicable law against such other Party or any other person or with respect to any obligation of such Party, which exercise or enforcement may be delayed, discontinued or otherwise not pursued or exhausted for any or no reason whatsoever, or which may be waived, omitted or otherwise not exercised or enforced (whether intentionally or otherwise), (iv) any extension, stay, moratorium or statute of limitations or similar time constraint under any applicable law, (v) any pledge, assignment, sale, conveyance or other transfer by the Company (in whole or in part) to any other person of this Agreement or any other agreement (if any) between the Parties or any one or more of the rights, powers, privileges, remedies or interests of the Company therein, (vi) any act or omission on the part of the Company, any SPAR Affiliate, any of their respective Representatives or any other person, (vii) any termination or other departure of the Employee from his or her employment, whether for cause or otherwise, or any dispute involving any aspect of such employment; or (viii) any other act, event, or circumstance that otherwise might constitute a legal or equitable counterclaim, defense or discharge of a contracting party, co-obligor, guarantor, pledgor or surety; in each case without notice to or further assent from the Employee or any other person (except for such notices or consents as may be expressly required to be given to such Party under this Agreement or any other agreement (if any) between the Parties); (c) shall not be subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination that the Employee may have against the Company, any SPAR Affiliate, any of their respective Representatives or any other person; (d) shall not be diminished or qualified by the death, disability, dissolution, reorganization, insolvency, bankruptcy, custodianship or receivership of Party or any other person, or the inability of any of them to pay its debts or perform or otherwise satisfy its obligations as they become due for any reason whatsoever; and (e) with respect to any provision expressly limited to a period of time, shall remain and continue in full force and effect (i) through the specific time period(s) and (ii) thereafter with respect to events or circumstances occurring prior to the end of such time period(s).

      Section 11. No Waiver by Action, Cumulative Rights, Etc. Any waiver or consent from a Party respecting any provision of this Agreement shall be effective only in the specific instance for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a Party at any time to require performance of, or to exercise or enforce its rights or remedies with respect to, any provision of this Agreement shall not affect the Party's right at a later time to exercise or enforce any such provision. Any acceptance by or on behalf of a Party of any partial or late payment, reimbursement or performance of any obligation of the other Party shall not constitute a satisfaction or waiver of the obligation of such other Party then due or the resulting default, and any acceptance by or on behalf of a Party of any payment, reimbursement or performance of any obligation of such other Party during the continuance of any default under this Agreement or any other agreement (if any) between the Parties shall not constitute a waiver or cure thereof, and a Party or its designee may accept or reject any such payment, reimbursement or performance without affecting any of its rights, powers, privileges, remedies and other interests under this Agreement, other agreements (if any) between the Parties and applicable law. No notice to or demand on a Party shall entitle such Party to any other or notice or demand in similar or other circumstances. All rights, remedies and other interests of the Parties and the SPAR Affiliates hereunder are cumulative and not alternatives, and they are in addition to (and shall not limit) any other right, remedy or other interest of the Employee under this Agreement or the Company or any SPAR Affiliate under this Agreement, the rules, policies or procedures of the Company or applicable law.

      Section 12. Counterparts; New York Governing Law; Amendments, This Agreement shall be effective as of the date written below when executed by the Employee. This Agreement may have been executed in two or more counterpart copies of the entire document or signatures pages hereto, all of which, when taken together, shall constitute a single agreement binding upon all of the Parties hereto. This Agreement and all other aspects of the Employee's employment shall be governed by and construed in accordance with the applicable laws pertaining in the State of New York, other than those conflict of law rules that would defer to the substantive laws of another jurisdiction. Each and every modification and amendment of this Agreement shall be in writing and signed by all of the Parties hereto, and each and every waiver of, or consent to any departure from, any representation, warranty, covenant or other provision of this Agreement shall be in writing and signed by each affected Party hereto.

      Section 13. Waiver of Jury Trial; All Waivers Knowing, Intentional, Etc. In any action, suit or proceeding in any jurisdiction brought against the Employee by the Company or any SPAR Affiliate, or vice versa, each Party hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury. This waiver of jury trial by the Parties, and each other waiver, release, relinquishment or similar surrender of rights (however expressed) made by a Party in this Agreement, has been absolutely, unconditionally, irrevocably, knowingly and intentionally made by such Party.

      Section 14. Entire Agreement. No Party or Representative of such Party has made, accepted or acknowledged any representation, warranty, promise, assurance, agreement, obligation or understanding (oral or otherwise) to, with or for the benefit of the other Party with respect to the matters contained in this Agreement other than as expressly set forth herein. This Agreement contains the entire agreement of the Parties, and supersedes and completely replaces all prior and other communications, discussions and other representations, warranties, promises, assurances, agreements and understandings (oral or otherwise) between the Parties, with respect to the matters contained in this Agreement.

      In Witness Whereof, the Parties hereto have executed and delivered this Agreement as of the last date written below:

COMPANY:                                         EMPLOYEE:
SPAR Group, Inc.

                                                 /s/ Patricia Franco
By:  /s/ Robert G. Brown                         --------------------------
     --------------------------                  Employee's Signature
     Officer's Signature
                                                 --------------------------
Company's Current Address:                            Patricia Franco
         SPAR Group, Inc.
         580 White Plains Road
         Tarrytown, New York  10591              Employee's Current Address:
                                                 --------------------------
Dated as of:   August 12, 2004                   --------------------------
                                                 --------------------------
                                                 Dated as of:  August 12, 2004